                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                     June 29, 1998
                   Date of report (Date of earliest event reported)



                                 MACKIE DESIGNS INC.
                (Exact Name of Registrant as Specified in Its Charter)



         Washington           0-26524                      91-1432133
   (State or Other            (Commission                 (IRS Employer
   Jurisdiction of            File Number)            Identification Number)
   Incorporation)


                              16220 Wood-Red Road, N.E.
                            Woodinville, Washington  98072
                 (Address of Principal Executive Offices) (Zip Code)

                                   (425) 487-4333
                           (Registrant's Telephone Number,
                                 Including Area Code)



          Former Name or Former Address, if Changed Since Last Report:  N/A

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Mackie Designs Inc. on July 14, 1998 solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of the Business Acquired

The required financial statements of the business acquired are set forth below.

                              RCF SPA AND SUBSIDIARIES

                           Combined Financial Statements

                     With Independent Auditor's Report Thereon




                                 Table of Contents


                                                                       PAGE
Independent Auditor's Report                                            F-1

Consolidated Financial Statements at December 31, 1997 and 1996
     Consolidated Balance Sheets                                        F-2
     Consolidated Statements of Earnings                                F-3
     Consolidated Statements of Cash Flows                              F-4
     Notes to Consolidated Financial Statements                         F-5
     Notes to Consolidated Accounts                                     F-6

Consolidated Financial Statements at March 31, 1998
     Consolidated Balance Sheets                                        F-7
     Consolidated Statements of Income                                  F-8
     Consolidated Statements of Cash Flows                              F-9
     Notes to Consolidated Financial Statements                         F-10

                                         F-1
                            INDEPENDENT AUDITOR'S REPORT



To the Board of Directors of
Radio Cine Forniture (RCF) S.p.A.
Via G.Notari 1/A
42029 S.Maurizio (RE)




We have audited the accompanying consolidated balance sheets of Radio Cine Forniture (RCF) S.p.A. (an Italian corporation), and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings and cash-flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Radio Cine Forniture (RCF) S.p.A. and subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their consolidated cash-flows for the years then ended, in conformity with accounting principles generally accepted in the U.S.A.

Milan, March 27, 1998

                                                  GRANT THORNTON S.p.A.


                                                  Carlo Andreis
                                                   (Partner)

                              RCF SPA AND SUBSIDIARIES
             CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 1997 AND 1996
                  (AMOUNTS EXPRESSED IN MILLIONS OF ITALIAN LIRA)


ASSETS                                                      1997          1996
                                                           ------        ------
CURRENT ASSETS:
Cash                                                        1,182         1,261
Securities                                                    816           791
Accounts and other receivables, net                        29,165        23,425
Inventory                                                  28,113        22,746
Prepayments                                                   380           395
Deferred taxes                                                874           967
                                                           ------        ------
                                                           60,530        49,585
                                                           ------        ------

BONDS AND OTHER NON-CURRENT ASSETS                          6,435         5,352

PROPERTY, PLANT AND EQUIPMENT                               9,818         8,596

OTHER ASSETS                                                  967         1,166

DEFERRED TAXES                                                804         1,280
                                                           ------        ------

TOTAL ASSETS                                               78,554        65,979
                                                           ------        ------
                                                           ------        ------


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Banks and other financers                                  24,583        17,578
Current maturities of long term loans                       2,008         1,405
Accounts payable                                           17,915        14,014
Taxes payable                                               1,372           865
Other payables and accrued expenses                         5,252         4,398
                                                           ------        ------
                                                           51,130        38,260
                                                           ------        ------

LONG TERM DEBTS                                            15,051        15,051

AGENTS TERMINATION INDEMNITY                                1,053           944
EMPLOYEES SEVERANCE INDEMNITY                               5,946         5,612
DEFERRED TAXES                                                424           187
DEFERRED INCOME: GOVERNMENT GRANTS                            233           250
OTHER NON CURRENT LIABILITIES                                  91           310

MINORITY INTERESTS                                            112           208

SHAREHOLDERS' EQUITY:
Share capital                                               2,600         2,600
Retained earnings                                           2,226         2,346
Profit of the year                                           (312)          211
                                                           ------        ------
                                                            4,514         5,157
                                                           ------        ------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   78,554        65,979
                                                           ------        ------
                                                           ------        ------

 ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED BALANCE SHEETS

                              RCF SPA AND SUBSIDIARIES
   CONSOLIDATED STATEMENTS OF EARNINGS FOR THE YEARS ENDED DECEMBER 31, 1997 AND
                                        1996
                  (AMOUNTS EXPRESSED IN MILLIONS OF ITALIAN LIRA)


                                                            1997          1996
                                                           ------        ------
Net sales                                                  77,708        66,649
Other income                                                2,335         1,344
                                                           ------        ------
TOTAL NET SALES                                            80,043        67,993
                                                           ------        ------

COSTS AND EXPENSES:
Purchase and inventory variance                            30,888        26,276
Third parties services                                     18,537        15,226
Personnel                                                  19,239        18,350
Depreciation and amortization                               1,890         1,723
Other operating expenses                                    4,642         3,811
                                                           ------        ------
TOTAL COST AND EXPENSES                                    75,196        65,386
                                                           ------        ------

OPERATING PROFIT                                            4,847         2,607

INTEREST CHARGES                                            3,156         2,648
OTHER INCOME                                                1,306           192
OTHER EXPENSES                                              1,219           103
                                                           ------        ------

PROFIT BEFORE TAXES AND MINORITY
INTERESTS                                                   1,778            48

TAXES:
Current                                                    (1,394)         (528)
Deferred                                                     (654)          652

MINORITY INTERESTS                                            (42)           39
                                                           ------        ------

NET PROFIT (LOSS)                                            (312)          211
                                                           ------        ------
                                                           ------        ------

 ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED INCOME STATEMENTS

                              RCF SPA AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS
                          ENDED DECEMBER 31, 1997 AND 1996
                  (AMOUNTS EXPRESSED IN MILLIONS OF ITALIAN LIRA)



                                                                      1997          1996
                                                                     ------        ------
Cash flows from operating activities
   NET INCOME (LOSS)                                                   (312)          211

Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                                      1,890         1,723
   Provision for severance employees indemnity                          966           932
   Provision for agent termination indemnity                             96           124
   Other provision                                                       46           310
   Gain (loss) on sale of property, plant and equipment                (710)          (50)
Changes in operating assets and liabilities:
   Accounts and other receivables net                                (5,740)       (1,440)
   Inventories                                                       (5,367)       (3,302)
   Prepayments                                                           15          (102)
   Deferred taxes                                                       806          (746)
   Other non current assets                                            (362)           43
   Accounts payable and accrued expenses                              5,262        (1,159)
   Deferred income: Government grant                                    (17)          (49)
   Other non current liabilities                                       (219)          (65)
                                                                     ------        ------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                  (3,334)       (3,781)

Cash flows from investing activities:
   Acquisitions of property, plant and equipment                     (3,679)       (3,589)
   Acquisitions of securities and bonds                                (755)         (640)
   Acquisitions of software, advertising, and other intangibles        (208)         (912)
   Proceeds from sale of property, plant and equipment                1,684            91
   Other                                                                (19)           30
                                                                     ------        ------
NET CASH USED IN INVESTING ACTIVITIES                                (2,977)       (5,020)

Cash flows from financing activities:
   Increase (decrease) in bank indebtedness                           7,005         8,626
   Increase (decrease) in securities and bonds                         (755)         (640)
   Payment of severance indemnities                                    (632)         (900)
   Payment of other indemnities                                         (33)         (140)
   Repayment of long term loans                                      (1,631)       (2,027)
   Distribution of dividend                                            (312)         (312)
   Proceeds from long term loans                                      2,243         3,451
                                                                     ------        ------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             6,640         8,698


   DECREASE IN MINORITY INTEREST                                       ( 96)          (67)
                                                                     ------        ------

NET INCREASE (DECREASE) IN CASH                                         (79)           41

Cash at beginning of the year                                         1,261         1,220
                                                                     ------        ------

CASH AT THE END OF THE YEAR                                           1,182         1,261
                                                                     ------        ------
                                                                     ------        ------

                           R.C.F. S.P.A. AND SUBSIDIARIES

                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             DECEMBER 31, 1997 AND 1996


CONSOLIDATION AREA AND PRESENTATION OF CONSOLIDATED FINANCIAL STATEMENTS

Consolidation area was determined by referring to the legal control which the Holding itself exercises over the Companies in the Group. Thus, the consolidated financial statements are made up of the financial statements of R.C.F. - Radio Cine Forniture S.p.A. (Parent Company), together with those of the subsidiaries in which the Parent Company holds the majority vote. These are consolidated on a line-by-line basis. Apart from the Parent Company, the consolidation at 31 December, 1997, includes the following Companies:


NAME OF SUBSIDIARY                                 % OF GROUP INTEREST
------------------                                 -------------------
                                                  1997                1996
                                                  ----                ----
AVM S.r.l.                                       99,976              99,976

Electronica International S.r.l.                    100                 100

R.C.F. Artesuono S.r.l.                          99,778              99,778

R.C.F. France SA                                  9,993                  52

R.C.F. Electronics (U.K.) Ltd.                       70                  70

R.C.F. North America Inc.                           100                 100

R.C.F. China Ltd.                                    99                  99

The financial statements at 31 December, 1997, utilised for the consolidation are those formulated by the Companies' Board of Directors, except for the accounts of R.C.F. North America Inc., which have been adjusted for consolidation purposes of approximately Lit. 174 millions (Lit. 201 millions at 31 December, 1996), represented by start-up expenses, not deferred in subsidiary statutory accounts, but reflected in intangible assets in the consolidated financial statements.

In addition, statutory consolidated financial statements have been adjusted, and presented in a different format, to reflect accounting principles generally accepted in the USA.

The effect of this adjustment is disclosed in the following notes.

CONSOLIDATION PRINCIPLES

The most important principles applied, are as follows:


a)   ELIMINATION OF INVESTMENTS

          Carrying value of investments is eliminated in consolidation by offsetting the related shareholders' equity without any consolidation differences.

          Assets and liabilities of the subsidiaries are consolidated on a line-by-line basis.


b)   TRANSACTIONS BETWEEN GROUP COMPANIES AND MINORITY INTERESTS

     - Any significant intercompany receivables, payables, revenues and expenses arising between Companies consolidated on a line-by-line basis, are eliminated.

     -    Dividends from Companies within the Group have been eliminated.

     - The portion of the shareholders' equity attributable to minority interests has been stated separately in the liabilities section of the balance sheet and the net profit pertaining to minority shareholders has been recorded separately in the income statement.


c) CONVERSION INTO LIRE OF THE SUBSIDIARIES' FINANCIAL STATEMENTS EXPRESSED IN FOREIGN CURRENCY

          Assets and liabilities of foreign subsidiaries are translated into Italian Lire at year-end exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year, and the resulting unrealised profit on conversion, the amount of which is not significant, is charged to operations.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The companies follow the accrual basis of accounting in preparing their financial statements.

The overall valuation policy follows the historical cost convention. The most important accounting principles adopted for the preparation of consolidated financial statements at 31 December 1997, are summarised below. These have been applied consistently with those of the previous year.


-    SECURITIES AND BONDS

     Securities and bonds are valued at the lower of cost and market price.


-    INVENTORIES

     Inventories are stated at the lower of cost, basically determined by the weighted average method, or market.


-    PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the related assets, using in straight line method.

     Maintenance and repairs are charged to operations when incurred. Betterment and renewals are capitalised.

     When property, plant, and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved and any gain or loss is included in operations.


-    OTHER ASSETS

     Deferred changes are stated at cost, and are amortised using the straight-line method over a five years period.


-    CURRENCY TRANSLATIONS

     Gains and losses from foreign currency transaction denominated in a currency other than Italian Lire are included in the results of operations.


-    PROVISION FOR TAXES, CURRENT AND DEFERRED

     The group has operations in various countries which have differing tax laws and rates. Consequently, the effective tax rate on consolidated income may vary from year to year, according to the source of earnings. Corporate income tax rate in Italy is 53.2% for the year up to December 31, 1997 and will be 41.25%, on a different basis of computation, from January 1, 1998 (IRPEG 37% and IRAP 4.25%).

     Statutory accounts of Group Companies do not include deferred income tax assets which should be computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in future years.

     In accordance with a conservative approach due to uncertainties of future recoverability of these assets, consolidated financial statements do not reflect any deferred tax assets, except for those arising from consolidation entries and adjustments made to reflect accounting principles generally accepted in the USA.

     The tax provision for 1997 differs from the statutory rate of 53.2% principally due to losses on consolidated subsidiaries not benefited in the current period, permanent differences and effects of tax rate changes. The tax provision for 1996 differs from the statutory tax rate principally due to permanent differences and the tax effect of a special deduction allowable only in 1996.

-    EMPLOYEES SEVERANCE INDEMNITY

          The provision is calculated to reflect the liability accrued for all employees of the Group's Companies, as at December 31, 1997 and 1996, as provided by law and by the relevant labour contract.


-    GOVERNMENT GRANTS

          Government grants received for the purchase of fixed assets, are recorded as equity account and charged to operations for 50% of total amounts.

-    ACCRUALS AND PREPAYMENTS

          The above are calculated on the basis of the period to which they refer. The assessment of the accruals and prepayments has been agreed with the Board of Statutory Auditors for the Group's Italian Companies.

                           NOTES TO CONSOLIDATED ACCOUNTS


TRADE AND OTHER ACCOUNTS RECEIVABLE

Trade accounts receivable are reported net of an allowance for doubtful accounts of Lit.1.125 millions and Lit. 798, at December 31, 1997 and 1996, respectively.


INVENTORIES

Inventories at December 31, 1997 and 1996, are composed as follows (amounts are expressed in millions of Lire):

                                                      1997          1996
                                                      ----          ----
Raw material                                         11.845         10.152

Work-in-process                                       2.485          2.172

Finished goods                                       14.939         11.113
                                                    -------         ------

                                                     29.269         23.437

Less provision for obsolete inventories              (1.156)          (691)
                                                    -------         ------

Total                                                28.113         22.746

                                                    -------         ------
                                                    -------         ------


PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at December 31, 1997 and 1996, are composed as follows (amounts are expressed in millions of Lire):

                                                 1997           1996
                                                 ----           ----
COST

Land and buildings                                6.932         7.091

Machinery and equipment                          14.646        13.804

Other fixed assets                                3.334         3.174
                                                -------       -------

                                                 24.912        24.069

Less accumulated depreciation                   (15.094)      (15.473)
                                                -------       -------

     Net book value                               9.818         8.596

                                                -------       -------
                                                -------       -------

OTHER ASSETS

Other assets are as follows (amounts are expressed in millions of Lit.):



                                              1997           1996
                                              ----           ----
Advertising                                    519            527

Software                                       125            199

Start-up cost RCF North America Inc.           174            201

Licence and patents                             13             34

Other                                          136            205
                                             ------         -----

     Total                                     967          1.166
                                             ------         -----
                                             ------         -----

LONG TERM DEBTS

Borrowings as of 31 December, 1997 and 1996, are the following (amounts are expressed in millions of Lit.):


                                             1997           1996
                                             ----           ----
- Mortgages, at various rates of interest,
  ranging from 3% to 9.4%                   10.619         10.385

- Other borrowings, at various rates of
  interest, ranging from 7.35% to 14%        6.440          6.071
                                            ------         ------

                                            17.059         16.456

Less: current portion                      - 2.008        - 1.405
                                            ------         ------

Total                                       15.051         15.051
                                            ------         ------
                                            ------         ------


Following are maturities for each of the next five years (amounts in millions of Lit.):


1998                                                     3.338

1999                                                     3.622

2000                                                     2.050

2001                                                     1.854

2002                                                     1.753
                                                        ------

Total                                                   12.617
                                                        ------
                                                        ------

RELATED PARTIES TRANSACTIONS

RCF S.p.A. during the year 1997 has made certain transactions with AEB S.r.l., the President and General Manager of which is the General Manager of RCF S.p.A.. RCF S.p.A. sold and purchased products to/from AEB during 1997, aggregating approximately 46 millions and Lit. 1.461 millions respectively. At December 31, 1997, payables and receivables to/from AEB amount to respectively Lit. 523 millions and Lit.
31 millions.

The Subsidiary RCF North America Inc. is reimbursed for rent and general expenses from Vesta Management Services Inc. ("VESTA"), 100% owned by a Director and Secretary of the Company as of December 31, 1997. For the years 1997 and 1996, above costs amounted to approximately $143,000 and $22,000, respectively. Included in the accounts payable at December 31, 1997, are $12,000 due to Vesta and included in the accounts receivable at December 31, 1996, are $22,000 due from Vesta.


RETAINED EARNINGS

Movements of this account in 1997 are as follows (amounts are expressed in millions of Lire):

                                                 MILLIONS OF LIRE
                                                 ----------------
Opening balance                                        2.557

Dividends                                               (312)

Government grants                                         62

Write-off of Goodwill                                    (81)
                                                       -----

Ending balance                                         2.226
                                                       -----
                                                       -----



COMMITMENTS AND CONTINGENT LIABILITIES

The most important commitment and contingent liabilities, are the following (millions of Lit.):




- Leasing payments to expire (capital quotes and interest)   1997                1996
                                                             ----                ----
  within one year                                             195                 240

  between two and five years                                   75                 255

  more than five years                                          -                   -
                                                             ----                ----
                                                              270                 495
                                                             ----                ----
                                                             ----                ----


- Commitment under operating leases

   At December 31, 1997, Group Companies had annual
   commitments under operating leases for office - and
   warehouse space, as follows :                             1997              1996
                                                             ----              ----
   within one year                                            10                  -

   between two and five years                                 235               110

   more than five years                                        58                 -
                                                             ----              ----

                                                              303               110
                                                             ----              ----
                                                             ----              ----

                            RADIO CINE FORNITURE S.P.A.
                            CONSOLIDATED BALANCE SHEETS
                                   MARCH 31, 1998
                  (AMOUNTS EXPRESSED IN MILLIONS OF U.S. DOLLARS)
                                    (UNAUDITED)



ASSETS
Current assets:
  Cash and cash equivalents                                        $    902,081
  Marketable securities                                                 702,672
  Accounts receivable, less allowance for doubtful accounts          13,271,853
  Inventories                                                        15,811,934
  Prepaid expenses and other current assets                             476,931
  Deferred taxes                                                        531,396
                                                                   ------------
    Total current assets                                             31,696,867

Property, plant and equipment, net of accumulated depreciation        5,729,272
Bonds and other assets                                                4,082,170
Deferred taxes                                                          375,957
                                                                   ------------

Total assets                                                       $ 41,884,266
                                                                   ------------
                                                                   ------------


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $7,922,895
  Bank line of credit and other short term debt                      13,005,358
  Commissions payable                                                   957,756
  Accrued payroll and related taxes                                   1,125,596
  Other accrued liabilities                                           2,571,066
  Taxes payable                                                       1,508,724
  Current portion of long term debt                                   1,446,337
                                                                   ------------
    Total current liabilities                                        28,537,732

Long term debt                                                        6,973,762
Employee severance and agent termination liabilities                  3,612,412
Deferred taxes                                                          231,652
Other deferred items                                                    125,000
Minority interest                                                        78,469

Shareholders' equity:
  Common stock                                                        1,420,765
  Retained earnings                                                     904,474
                                                                   ------------
    Total shareholders' equity                                        2,325,239
                                                                   ------------

Total liabilities and shareholders' equity                         $ 41,884,266
                                                                   ------------
                                                                   ------------


                              SEE ACCOMPANYING NOTES.

                            RADIO CINE FORNITURE S.P.A.
                         CONSOLIDATED STATEMENTS OF INCOME
                  (AMOUNTS EXPRESSED IN MILLIONS OF U.S. DOLLARS)
                                    (UNAUDITED)


                                                         Three months ended
                                                               March 31,
                                                      -------------------------
                                                           1998          1997
Net sales                                             $11,437,181   $ 9,891,040
Cost of goods sold                                      6,875,428     6,142,732
                                                      -----------   -----------
Gross profit                                            4,561,753     3,748,308

Operating expenses:
  Marketing and sales                                   2,053,865     2,034,515
  Administrative                                        1,646,503     1,583,133
  Research and development                                228,616       263,239
                                                      -----------   -----------
    Total operating expenses                            3,928,984     3,880,887
                                                      -----------   -----------
Operating income                                          632,769      (132,579)

Interest expense                                         (364,742)     (376,847)
Other income                                               27,627       111,092
                                                      -----------   -----------
Income before income taxes and minority interest          295,654      (398,334)

Income tax provision                                      229,122        14,605
                                                      -----------   -----------
Income before minority interest                            66,532      (412,939)

Minority interest                                         (10,113)      (22,947)
                                                      -----------   -----------

Net income                                            $    56,419   $  (435,886)
                                                      -----------   -----------
                                                      -----------   -----------


                              SEE ACCOMPANYING NOTES.

                                MACKIE DESIGNS INC.
                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    (UNAUDITED)




                                                                               Three months ended
                                                                                    March 31,
                                                                          --------------------------
                                                                              1998           1997
                                                                         ------------   ------------
OPERATING ACTIVITIES
 Net income                                                              $     56,419   $   (435,886)
     Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                          435,642        424,293
       Deferred income taxes                                                    9,545        439,087
       Termination indemnities                                               (212,178)       177,222
       Changes in operating assets and liabilities:
          (Increase) decrease in accounts receivable                        2,665,306     (1,307,188)
          Increase in inventory                                              (449,639)      (331,359)
          Increase in prepaid expenses and other assets                      (269,280)      (472,555)
          Increase in accounts payable and accrued expenses                   429,173      1,053,446
          Increase in other items                                              15,638         53,523
                                                                         ------------   ------------
       Net cash provided by operating activities                            2,680,626       (399,416)

INVESTING ACTIVITIES
 Purchases of marketable securities and long-term bonds                      (327,735)    (1,127,395)
 Purchases of furniture and equipment                                        (784,244)      (465,847)
                                                                         ------------   ------------
       Net cash used in investing activities                               (1,111,979)   (1,593,2424)

FINANCING ACTIVITIES
 Net change in short-term debt                                               (427,975)     1,834,277
 Proceeds from long-term debt                                                  18,721             --
 Repayment of long-term debt                                                 (920,481)      (201,143)
                                                                         ------------   ------------
     Net cash provided by (used in) financing activities                   (1,329,735)     1,633,134
                                                                         ------------   ------------

Increase (decrease) in minority interest                                       17,266        (68,025)

Translation adjustments                                                       (20,013)       (68,966)
                                                                         ------------   ------------

Net increase (decrease) in cash and cash equivalents                          236,165       (497,515)

Cash and cash equivalents at beginning of period                              665,916        829,606
                                                                         ------------   ------------

Cash and cash equivalents at end of period                               $    902,081   $    332,091
                                                                         ------------   ------------
                                                                         ------------   ------------




                              SEE ACCOMPANYING NOTES.

                            RADIO CINE FORNITURE S.P.A.
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   MARCH 31, 1998
                                    (UNAUDITED)

1.     BASIS OF PRESENTATION

The accompanying unaudited financial statements of Radio Cine Forniture S.p.A. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial statements. Accordingly, they do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation have been included. The results of operations for the three month period ended March 31, 1998 are not necessarily indicative of future financial results. For further information, refer to the Company's financial statements and footnotes thereto for the year ended December 31, 1997 included in this Form 8-K.

2.     INVENTORIES

Inventories at March 31, 1998 consisted of the following:

         Raw materials                                $  6,324,773
         Work in process                                 1,423,074
         Finished goods                                  8,064,087
                                                      ------------
                                                      $ 15,811,934
                                                      ------------
                                                      ------------

(b)  Pro Forma Financial Information

On June 29, 1998, Mackie Designs Inc. (the "Company") acquired 100% of the outstanding stock of Radio Cine Forniture S.p.A. ("RCF") for $13,755,000 in cash in a transaction accounted for as a purchase.

The accompanying unaudited pro forma balance sheet reflects the effects of the acquisition of RCF on the Company's historical March 31, 1998 balance sheet as if the transaction had been completed on March 31, 1998.

The accompanying unaudited pro forma statements of income for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect the effects of the acquisition of RCF on the Company's historical statements of income as if the transaction had been completed on January 1, 1998 and January 1, 1997, respectively.

The unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisition taken place on the basis assumed above. In addition, the pro forma results are not intended to be a projection of the future results and do not reflect any synergies that might have been achieved from the combined operations. See the accompanying Notes to Pro Forma Financial Statements for the assumptions used in the preparation of these statements. These statements should be read in conjunction with the historical consolidated financial statements of the Company and related notes included in the Company's Form 10-K filed with the Securities and Exchange Commission and the historical consolidated financial statements of RCF and related notes included elsewhere in this Form 8-K.


                                MACKIE DESIGNS INC.
                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                   MARCH 31, 1998
                                    (UNAUDITED)



                                                                                               Pro Forma          Pro Forma
                                                         Mackie Designs Inc.      RCF        Adjustments (1)       Company
                                                         ------------------  -------------  --------------     --------------
ASSETS
Current assets:
     Cash and cash equivalents                                   $2,567,315       $902,081       $(955,000)        $2,514,396
     Marketable securities                                        9,908,340        702,672                         10,611,012
     Accounts receivable, less allowance for
       doubtful accounts                                         11,025,736     13,271,853                         24,297,589
     Inventories                                                 18,565,557     15,811,934                         34,377,491
     Prepaid expenses and other current assets                    1,156,669        476,931                          1,633,600
     Deferred taxes                                                 749,000        531,396                          1,280,396
                                                          -----------------  -------------   -------------     --------------
       Total current assets                                      43,972,617     31,696,867        (955,000)        74,714,484

Property, plant and equipment, net of accumulated
     depreciation                                                10,198,071      5,729,272       7,183,708         23,111,051
Goodwill, net of accumulated amortization                             --             --          7,814,864          7,814,864
Bonds and other assets                                              639,584      4,082,170        (448,686)         4,273,068
Deferred taxes                                                        --           375,957           --               375,957
                                                          -----------------  -------------   -------------     --------------



Total assets                                                    $54,810,272    $41,884,266     $13,594,886       $110,289,424
                                                          -----------------  -------------   -------------     --------------
                                                          -----------------  -------------   -------------     --------------


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                            $3,621,594     $7,922,895        $830,000        $12,374,489
     Bank line of credit and other short term debt                    --        13,005,358      13,005,358
     Commissions payable                                            590,642        957,756       1,548,398
     Accrued payroll and related taxes                            1,131,716      1,125,596       2,257,312
     Other accrued liabilities                                    1,560,294      4,079,790       5,640,084
     Current portion of long term debt                                --         1,446,337       1,446,337
                                                          -----------------  -------------   -------------     --------------
       Total current liabilities                                  6,904,246     28,537,732         830,000         36,271,978

Long term debt                                                        --         6,973,762      12,800,000         19,773,762
Employee severance and agent termination liabilities                  --         3,612,412       3,612,412
Deferred taxes                                                      660,000        231,652       2,083,125          2,974,777
Other deferred items                                                 91,000        125,000         216,000
Minority interest                                                     --            78,469          78,469

Shareholders' equity:
     Common stock                                                29,176,711      1,420,765      (1,420,765)        29,176,711
     Retained earnings                                           17,978,315        904,474        (697,474)        18,185,315
                                                          -----------------  -------------   -------------     --------------
       Total shareholders' equity                                47,155,026      2,325,239      (2,118,239)        47,362,026
                                                          -----------------  -------------   -------------     --------------

Total liabilities and shareholders' equity                      $54,810,272    $41,884,266     $13,594,886       $110,289,424
                                                          -----------------  -------------   -------------     --------------
                                                          -----------------  -------------   -------------     --------------



                              SEE ACCOMPANYING NOTES.

                                MACKIE DESIGNS INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         THREE MONTHS ENDED MARCH 31, 1998
                                    (UNAUDITED)


                                                                  Mackie                       Pro Forma           Pro Forma
                                                                Designs Inc.        RCF      Adjustments (2)         Company
                                                                -----------    -----------  ----------------      -----------
Net sales                                                       $17,354,240    $11,437,181                        $28,791,421
Cost of goods sold                                               10,525,273      6,875,428                         17,400,701
                                                                -----------    -----------      ----------        -----------
Gross profit                                                      6,828,967      4,561,753                         11,390,720

Operating expenses:
  Marketing and sales                                             2,604,808      2,053,865                          4,658,673
  Administrative                                                  1,615,186      1,646,503          97,686   (a)    3,476,442
                                                                                                   117,067   (b)
  Research and development                                        1,101,236        228,616                          1,329,852
                                                                -----------    -----------      ----------        -----------
    Total operating expenses                                      5,321,230      3,928,984         214,753          9,464,967
                                                                -----------    -----------      ----------        -----------
Operating income                                                  1,507,737        632,769        (214,753)         1,925,753

Interest income                                                     167,727             --                            167,727
Interest expense                                                       --         (364,742)       (250,719)  (c)     (615,461)
Other income (expense)                                              (21,860)        27,627                              5,767
                                                                -----------    -----------      ----------        -----------
Income before income taxes & minority interest                    1,653,604        295,654        (465,472)         1,483,786

Income tax provision                                                496,100        229,122        (103,422)  (d)      621,800
                                                                -----------    -----------      ----------        -----------
Income before minority interest                                   1,157,504         66,532        (362,050)           861,986

Minority interest                                                      --          (10,113)                           (10,113)
                                                                -----------    -----------      ----------        -----------

Net income                                                      $ 1,157,504    $    56,419      $ (362,050)       $   851,873
                                                                -----------    -----------      ----------        -----------
                                                                -----------    -----------      ----------        -----------

Income per share:
     Basic                                                      $      0.09                                       $      0.07
                                                                -----------                                       -----------
                                                                -----------                                       -----------
     Diluted                                                    $      0.09                                       $      0.07
                                                                -----------                                       -----------
                                                                -----------                                       -----------

Shares used in computation of income per share:
     Basic                                                       12,682,012                                        12,682,012
                                                                -----------                                       -----------
                                                                -----------                                       -----------
     Diluted                                                     13,008,694                                        13,008,694
                                                                -----------                                       -----------
                                                                -----------                                       -----------




                              SEE ACCOMPANYING NOTES.

                                MACKIE DESIGNS INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                            YEAR ENDED DECEMBER 31, 1997
                                    (UNAUDITED)





                                                                                 Pro Forma
                                                    Mackie                      Adjustments         Pro Forma
                                                 Designs Inc.       RCF             (2)              Company
                                                 -----------    -----------    ------------       ------------
Net sales                                        $74,889,420    $47,084,118                       $121,973,538
Cost of goods sold                                47,093,131     28,250,471                         75,343,602
                                                 -----------    -----------    ------------       ------------
Gross profit                                      27,796,289     18,833,647                         46,629,936

Operating expenses:
  Marketing and sales                              9,938,507      8,475,141                         18,413,648
  Administrative                                   4,839,780      6,356,356         390,744  (a)    12,055,148
                                                                                    468,268  (b)
  Research and development                         5,892,178      1,150,974                          7,043,152
                                                 -----------    -----------    ------------       ------------
       Total operating expenses                   20,670,465     15,982,471         859,012         37,511,948
                                                 -----------    -----------    ------------       ------------
Operating income                                   7,125,824      2,851,176        (859,012)         9,117,988

Interest income                                      790,687          --                               790,687
Interest expense                                       --        (1,856,471)     (1,002,876) (c)    (2,859,347)
Other income (expense)                                (7,060)        51,176                             44,116
                                                 -----------    -----------    ------------       ------------
Income before income taxes & minority interest     7,909,451      1,045,881      (1,861,888)         7,093,444

Income tax provision                               2,372,800      1,204,706        (413,688) (d)     3,163,818
                                                 -----------    -----------    ------------       ------------
Income before minority interest                    5,536,651       (158,825)     (1,448,200)         3,929,626

Minority interest                                      --           (24,706)                           (24,706)
                                                 -----------    -----------    ------------       ------------

Net income                                       $ 5,536,651    $  (183,531)   $ (1,448,200)      $  3,904,920
                                                 -----------    -----------    ------------       ------------
                                                 -----------    -----------    ------------       ------------

Income per share:
     Basic                                             $0.43                                             $0.30
                                                 -----------                                      ------------
                                                 -----------                                      ------------
     Diluted                                           $0.41                                             $0.29
                                                 -----------                                      ------------
                                                 -----------                                      ------------

Shares used in computation of
     income per share:
     Basic                                        12,825,949                                        12,825,949
                                                 -----------                                      ------------
                                                 -----------                                      ------------
     Diluted                                      13,401,150                                        13,401,150
                                                 -----------                                      ------------
                                                 -----------                                      ------------




                              SEE ACCOMPANYING NOTES.

                                MACKIE DESIGNS INC.
                      NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                    (UNAUDITED)

(1) Pro forma adjustments have been made to the historical balance sheet to reflect the payment of the purchase price for RCF, accrual of the related acquisition costs, and elimination of the net equity of RCF. The excess of the purchase price over the fair value of the net assets acquired has been allocated to goodwill.

(2) Pro forma adjustments have been made to the historical statements of operations to reflect the following:

     (a) Amortization of goodwill generated in the acquisition using the straight-line method over 20 years.

     (b) Additional depreciation expense due to write-up in value of depreciable fixed assets at time of acquisition.

     (c) Interest expense from bank loan proceeds used to finance the acquisition of RCF.

     (d) Income taxes have been adjusted to reflect the tax effects of the pro forma adjustments that are tax deductible.

(c)  Exhibits

     Exhibit 23.1 -- Consent of Grant Thornton, S.p.A. Unreasonable effort or expense would be involved to include this exhibit in this report. This exhibit will be filed by amendment to this report on or before October 14, 1998.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKIE DESIGNS INC.


Date: September 11, 1998                /s/ William A. Garrard
                                        ------------------------------------
                                        William A. Garrard, Vice President -
                                        Chief Financial Officer